UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              FORM 8-K/A

                            CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): October 30, 2000

                    Conservation Anglers Mfg., Inc.
        ------------------------------------------------------
        (Exact name of registrant as specified in its charter)

    Delaware                    0-30587                    23-3030650
 ---------------              ------------             -------------------
 (State or other              (Commission                (IRS Employer
 jurisdiction of              File Number)             Identification No.)
 incorporation)

          11863 Wimbledon Circle, #418, Wellington, FL 33414
          ---------------------------------------------------
          (Address of principal executive offices) (Zip Code)

 Registrant's telephone number, including area code:  (561) 389-6725

                   First Philadelphia Capital Corp.
                   1422 Chestnut Street, Suite 410
                        Philadelphia, PA 19102
    -------------------------------------------------------------
    (Former name or former address, if changed since last report)


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

A change in control of the registrant occurred on October 30, 2000 pursuant to the terms and conditions of an Acquisition Agreement and Plan of Merger (the "Agreement") dated September 14, 2000 between First Philadelphia Capital Corp., a Delaware corporation (the "Company") and Conservation Anglers Manufacturing, Inc., a Florida corporation ("CAM"), which provided for the merger of CAM with and into the Company as the surviving entity, pursuant to a tax-free reorganization in accordance with Section 354 and 368 of the Internal Revenue Code of 1986, as amended.

ITEM 2.  ACQUISITION AND DISPOSITION OF ASSETS.

The Company entered into the Agreement with CAM on September 14, 2000, whereby CAM has merged into the Company and the Company has changed its name to Conservation Anglers Mfg., Inc. Pursuant to the terms of the Agreement, each common share of CAM was converted into 4700 common shares of the Company. A total of 1000 shares of common share of CAM was converted into 4,700,000 restricted common shares of the Company. In addition the Company has accepted the return of, and cancelled, 4,700,000 shares of Common Stock of the Company issued to FS Capital Markets Group Inc.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.

As a result of the Agreement, the Company has accepted the resignation of Michael Tay, the Company's sole Director and Officer, as of October 30, 2000, and appointed Soloman Lam as
President, Chief Executive Officer, Secretary-Treasurer and Chairman of the Board of Directors. The letter of resignation of Mr. Tay from both posts is attached hereto as Exhibit 17.0.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

        (a) Financial Statements.

            (i) Audited financial statements of Conservation Anglers
                Manufacturing, Inc. for the period from inception
                (February 7, 2000) to September 30, 2000.

           (ii) Unaudited pro-forma financial statements of First Philadelphia Capital Corp. and Conservation Anglers Manufacturing, Inc. for the period from inception of Conservation Anglers Manufacturing, Inc. (February 7,
                2000) to September 30, 2000.











              CONSERVATION ANGLERS MANUFACTURING, INC.
                   (A DEVELOPMENT STAGE COMPANY)

                    AUDITED FINANCIAL STATEMENTS

                         SEPTEMBER 30, 2000















               CONSERVATION ANGLERS MANUFACTURING, INC.
                    (A DEVELOPMENT STAGE COMPANY)


                               INDEX
                               -----


_____________________________________________________________________

                                                            Page(s)
                                                            -------
Independent Auditors' Report                                   1

Financial Statements:

   Statement of Financial Position, as of
      September 30, 2000                                       2

   Statement of Operations and Retained Earning
      (Deficit) for the Period from February 7, 2000
      (Inception) to September 30, 2000                        3

   Statement of Stockholders' Equity for the Period
      from February 7, 2000 (Inception) to
      September 30, 2000                                       4

   Statement of Cash Flows for the Period from
      February 7, 2000 (Inception) to
      September 30, 2000                                       5

   Notes to Financial Statements                              6-7






                                J.P. SPILLANE, Certified Public Accountant
CPA                                 12788 W. Forest Hill Blvd., Suite 2005
                                                      Wellington, FL 33414
American Institute of
 Certified Public Accountants                        Office (561) 790-1488
                                                        Fax (561) 790-6830
Florida Institute of
 Certified Public Accountants


                    INDEPENDENT AUDITOR'S REPORT

To the Directors of
Conservation Anglers Manufacturing, Inc.
(A Development Stage Company)
Wellington, FL 33414

We have audited the accompanying statement of financial position of Conservation Anglers Manufacturing, Inc. (a development stage company) as of September 30, 2000, and the related statements of operations and retained earning (deficit), stockholders' equity, and cash flows for the period from February 7, 2000 (inception) through September
30, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Conservation Anglers Manufacturing, Inc. (a development stage company) as of September 30, 2000, and the results of its operations and its cash flows for period from February 7, 2000 (inception) through September 30, 2000 in conformity with generally accepted accounting principles.

                                        /s/ J.P. SPILLANE

January 8, 2001

                                   1







               CONSERVATION ANGLERS MANUFACTURING, INC.
                    (A DEVELOPMENT STAGE COMPANY)
                   STATEMENT OF FINANCIAL POSITION
                         SEPTEMBER 30, 2000


                               ASSETS

CURRENT ASSETS
    Cash in bank                                        $ 12,000

OTHER ASSETS
    Organization cost                                        360
    Securities deposit                                     5,000
    Patent cost                                            1,614
    Deferred development cost                              1,000
                                                        --------
         Total Other Assets                                7,974
                                                        --------
 TOTAL ASSETS                                           $ 19,974
                                                        ========


                 LIABILITIES AND STOCKHOLDERS EQUITY

LIABILITIES
    Due to officers                                     $ 10,170

COMMITMENTS, CONTINGENCIES, AND SUBSEQUENT EVENTS

STOCKHOLDERS EQUITY
   Common stock, $1 par value, 1,000
     shares authorized, issued, and outstanding            1,000
   Paid in capital                                        12,000
   Deficit accumulated during the development
     stage earnings                                       (3,196)
                                                        --------
        Total Stockholders Equity                          9,804
                                                        --------
TOTAL LIABILITIES AND STOCKHOLDERS EQUITY               $ 19,974
                                                        ========




             See accompanying notes and accountants' report

                                   2







               CONSERVATION ANGLERS MANUFACTURING, INC.
                    (A DEVELOPMENT STAGE COMPANY)
                     STATEMENT OF OPERATIONS AND
                      RETAINED EARNING (DEFICIT)
     FOR THE PERIOD FROM FEB. 7, 2000 (INCEPTION) TO SEPT. 30, 2000


REVENUE                                                 $  -0-

OPERATING EXPENSES
   Automobile expense                                       399
   Travel and entertainment expense                         226
   Postage expense                                          265
   Telephone expense                                      1,317
   Contract services expense                                395
   Office expense                                           594
                                                        -------
        Total Operating Expenses                          3,196
                                                        -------
LOSS BEFORE PROVISION FOR INCOME TAXES                   (3,196)

PROVISION FOR INCOME TAXES                                 -0-
                                                        -------
        Net Loss                                         (3,196)

RETAINED EARNINGS, February 7, 2000                        -0-
                                                        -------

RETAINED EARNINGS (DEFICIT), September 30, 2000         $(3,196)
                                                        ========



             See accompanying notes and accountants' report

                                   3







               CONSERVATION ANGLERS MANUFACTURING, INC.
                    (A DEVELOPMENT STAGE COMPANY)
                  STATEMENT OF STOCKHOLDERS' EQUITY
    FOR THE PERIOD FROM FEB. 7, 2000 (INCEPTION) TO SEPT. 30, 2000



                               Common Stock
                            -------------------                                Total
                            Numbers of              Paid-in     Retained     Stockholders
                              Shares    Amount      Capital     Earnings       Equity
                            ----------  -------     -------     --------     ------------
Balance,
   February 7, 2000            1,000    $ 1,000     $  -0-      $  -0-         $ 1,000

Capital Contributed                                  12,000                     12,000

Net Loss                                                         (3,196)        (3,196)
                              -------   -------     -------     -------        -------
Balance,
   September 30, 2000          1,000    $ 1,000     $12,000     $(3,196)       $ 9,804
                              =======   =======     =======     =======        =======



             See accompanying notes and accountants' report

                                   4







               CONSERVATION ANGLERS MANUFACTURING, INC.
                    (A DEVELOPMENT STAGE COMPANY)
                       STATEMENT OF CASH FLOWS
    FOR THE PERIOD FROM FEB. 7, 2000 (INCEPTION) TO SEPT. 30, 2000



CASH FLOWS FROM OPERATING ACTIVITIES:

   Net loss                                                    $ (3,196)
   Adjustment to reconcile net loss to net cash
     provided by operating activities
       Capitalized expenses                                      (7,974)
                                                                 ------
          Net cash used in operating activities                 (11,170)

CASH FLOWS FROM INVESTING ACTIVITIES:                              --

CASH FLOWS FROM FINANCING ACTIVITIES:
   Proceeds from stock issued                                     1,000
   Capital contributed                                           12,000
   Proceeds from officer loans                                   10,170
                                                                 ------
          Net cash provided by financing activities              23,170

          Increase in Cash and Cash Equivalents                  12,000

CASH AND CASH EQUIVALENTS, FEBRUARY 7, 2000                        --
                                                                 ------

CASH AND CASH EQUIVALENTS, SEPTEMBER 30, 2000                  $ 12,000
                                                               ========



             See accompanying notes and accountants' report

                                   5







               CONSERVATION ANGLERS MANUFACTURING, INC.
                    (A DEVELOPMENT STAGE COMPANY)
                    NOTES TO FINANCIAL STATEMENTS
                         SEPTEMBER 30, 2000



 1.  BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     Business - The Company is a real estate holding and development company that develops commercial, industrial, and residential properties from raw undeveloped land. The Company was originally organized in Florida on February 7, 2000, as a manufacturing company specializing in the biodegradable chemical manufacturing industry offering lead-free solutions to various industrial needs.

     Summary of significant accounting policies --

     Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those amounts.

     Cash and Cash Equivalents - For the purposes of reporting the statement of cash flows, cash and cash equivalents include highly liquid instruments with maturities of three months or less at the time of purchase.

     Income Taxes - The Company accounts for income taxes under the Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," (SFAS 109"). Under SFAS 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. There were no current or deferred income tax expense or benefit due to the fact that the Company did not have any material operations for the period from February 7, 2000 (inception) to September 30, 2000.





                                   6







               CONSERVATION ANGLERS MANUFACTURING, INC.
                    (A DEVELOPMENT STAGE COMPANY)
              NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                         SEPTEMBER 30, 2000



     Other Assets - Costs incurred in connection with the development real estate have been deferred and capitalized. In addition, the Company has capitalized the costs of obtaining patents. The Company intends to amortize such assets once operations commence, and revenues are generated.

2. ACQUISITION AGREEMENT AND MERGER PLAN - On September 30, 2000, the Company entered into a stock exchange agreement with First Philadelphia Capital Corporation (FPCC). Pursuant to the terms of the agreement, 1,000 shares of common stock of the Company will convert into 4,700,000 shares of common stock of FPCC previously owned by F.S. Capital Markets Group, Inc., who returned and canceled such shares. As a result of such agreement, the Company merged into FPCC, and FPCC has changed its name to Conservation Anglers Manufacturing, Inc. Such business combination was consummated during November, 2000.

3. DUE TO OFFICER - During the development stage of the Company, the Chief Executive Officer of the Company has advanced funds on behalf of the Company. Such advances are unsecured, non-interest bearing, and due on demand.

4. COMMITMENTS - The Company has entered into a consulting agreement with F.S. Capital Markets Group, Inc. to provide business consulting, due diligence, merger assistance, public offering structuring, and SEC filings. The Company paid a $5,000 deposit which is reflected in the accompanying financial statements at September 30, 2000.

5. SUBSEQUENT EVENTS - On December 1, 2000, the Company has agreed to pay $10,000 to purchase the rights to a feasibility study for certain parcels of land which it plans on developing in the future.

        In addition, the Company purchased the exclusive licensing rights to certain patents for $40,000 on October 1, 2000 from its chief executive officer.

        The Company also executed certain land contracts totaling
        $11,389,600 which it intends to develop in the future. Such contracts are subject to a feasibility study for a period of 245 days.






                                   7











              CONSERVATION ANGLERS MANUFACTURING, INC.
                   (A DEVELOPMENT STAGE COMPANY)

              PRO-FORMA UNAUDITED FINANCIAL STATEMENTS

                         SEPTEMBER 30, 2000


















                                J.P. SPILLANE, Certified Public Accountant
CPA                                 12788 W. Forest Hill Blvd., Suite 2005
                                                      Wellington, FL 33414
American Institute of
 Certified Public Accountants                        Office (561) 790-1488
                                                        Fax (561) 790-6830
Florida Institute of
 Certified Public Accountants



To the Directors of
Conservation Anglers Manufacturing, Inc.
(A Development Stage Company)
Wellington, FL 33414

The accompanying pro-forma statement of financial position of Conservation Anglers Manufacturing, Inc. (a development stage company) as of September 30, 2000, and the related pro-forma statements of operations and retained earnings (deficit), stockholders' equity, and cash flows for the period from February 7, 2000 (inception) through September 30, 2000, has not been audited, reviewed, or compiled by us and, accordingly, we assume no responsibility for it.

                                        /s/ J.P. SPILLANE

January 10, 2001








               CONSERVATION ANGLERS MANUFACTURING, INC.
                    (A DEVELOPMENT STAGE COMPANY)
              PRO-FORMA STATEMENT OF FINANCIAL POSITION
                         SEPTEMBER 30, 2000
                             (UNAUDITED)


                               ASSETS

CURRENT ASSETS
    Cash in bank                                        $ 11,500

OTHER ASSETS
    Organization cost                                        360
    Securities deposit                                     5,000
    Patent cost                                            1,614
    Deferred development cost                              1,000
                                                        --------
         Total Other Assets                                7,974
                                                        --------
 TOTAL ASSETS                                           $ 19,474
                                                        ========


                 LIABILITIES AND STOCKHOLDERS EQUITY

LIABILITIES
    Due to officers                                     $ 10,170

COMMITMENTS, CONTINGENCIES, AND SUBSEQUENT EVENTS

STOCKHOLDERS EQUITY
   Common stock, $.0001 par value, 20,000,000
     shares authorized, 5,000,000 shares issued
     and outstanding                                         500
   Paid in capital                                        12,299
   Deficit accumulated during the development
     stage earnings                                       (3,495)
                                                        --------
        Total Stockholders Equity                          9,304
                                                        --------
TOTAL LIABILITIES AND STOCKHOLDERS EQUITY               $ 19,474
                                                        ========




             See accompanying notes and accountants' report







               CONSERVATION ANGLERS MANUFACTURING, INC.
                    (A DEVELOPMENT STAGE COMPANY)
                PRO-FORMA STATEMENT OF OPERATIONS AND
                      RETAINED EARNING (DEFICIT)
     FOR THE PERIOD FROM FEB. 7, 2000 (INCEPTION) TO SEPT. 30, 2000
                            (UNAUDITED)


REVENUE                                                 $  -0-

OPERATING EXPENSES
   Automobile expense                                       399
   Travel and entertainment expense                         226
   Postage expense                                          265
   Telephone expense                                      1,317
   Contract services expense                                395
   Office expense                                           594
   Other                                                    299
                                                        -------
        Total Operating Expenses                          3,495
                                                        -------
LOSS BEFORE PROVISION FOR INCOME TAXES                   (3,495)

PROVISION FOR INCOME TAXES                                 -0-
                                                        -------
        Net Loss                                         (3,495)

RETAINED EARNINGS, February 7, 2000                        -0-
                                                        -------

RETAINED EARNINGS (DEFICIT), September 30, 2000         $(3,495)
                                                        ========



             See accompanying notes and accountants' report







               CONSERVATION ANGLERS MANUFACTURING, INC.
                    (A DEVELOPMENT STAGE COMPANY)
             PRO-FORMA STATEMENT OF STOCKHOLDERS' EQUITY
    FOR THE PERIOD FROM FEB. 7, 2000 (INCEPTION) TO SEPT. 30, 2000
                            (UNAUDITED)



                               Common Stock
                            -------------------                                Total
                            Numbers of              Paid-in     Retained     Stockholders
                              Shares    Amount      Capital     Earnings       Equity
                            ----------  -------     -------     --------     ------------
Balance,
   February 7, 2000          5,000,000  $   500     $  -0-      $  -0-         $   500

Capital Contributed                                  12,299                     12,299

Net Loss                                                         (3,495)        (3,495)
                            ----------  -------     -------     -------        -------
Balance,
   September 30, 2000        5,000,000  $   500     $12,299     $(3,495)       $ 9,304
                            ==========  =======     =======     =======        =======



             See accompanying notes and accountants' report







               CONSERVATION ANGLERS MANUFACTURING, INC.
                    (A DEVELOPMENT STAGE COMPANY)
                  PRO-FORMA STATEMENT OF CASH FLOWS
    FOR THE PERIOD FROM FEB. 7, 2000 (INCEPTION) TO SEPT. 30, 2000
                             (UNAUDITED)



CASH FLOWS FROM OPERATING ACTIVITIES:

   Net loss                                                    $ (3,495)
   Adjustment to reconcile net loss to net cash
     provided by operating activities
       Capitalized expenses                                      (7,675)
                                                                 ------
          Net cash used in operating activities                 (11,170)

CASH FLOWS FROM INVESTING ACTIVITIES:                              --

CASH FLOWS FROM FINANCING ACTIVITIES:

   Proceeds from stock issued                                       500
   Capital contributed                                           12,000
   Proceeds from officer loans                                   10,170
                                                                 ------
          Net cash provided by financing activities              22,670

          Increase in Cash and Cash Equivalents                  11,500

CASH AND CASH EQUIVALENTS, FEBRUARY 7, 2000                        --
                                                                 ------

CASH AND CASH EQUIVALENTS, SEPTEMBER 30, 2000                  $ 11,500
                                                               ========



             See accompanying notes and accountants' report







               CONSERVATION ANGLERS MANUFACTURING, INC.
                    (A DEVELOPMENT STAGE COMPANY)
               NOTES TO PRO-FORMA FINANCIAL STATEMENTS
                         SEPTEMBER 30, 2000
                             (UNAUDITED)



 1. BASIS OF PRESENTATION - The attached unaudited financial statements have been presented as if the merger of First Philadelphia Capital Corporation and Conservation Anglers Manufacturing, Inc. had occurred on February 7, 2000. The unaudited financial statement of operations is based on historical results of operations from February 7, 2000 to September 30, 2000, and is not necessarily indicative of what the results would have been had the business merger taken place on February 7, 2000, nor is it necessarily indicative of future results.






            Exhibit Number                   Description
            --------------      --------------------------------------
                 2.0            Acquisition Agreement and Plan of
                                Merger*

                 3.1            Certificate of Merger

                17.0            Letter on Director Resignation

                99.0            Consulting Agreement

       _____

       * Omitted schedules and similar attachments to this exhibit that are listed and briefly identified will be furnished supplementally to the Securities and Exchange Commission upon request.


                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Conservation Anglers Mfg., Inc.


Date: November 1, 2000             By: /s/ Soloman Lam
                                   -------------------------------
                                   Soloman Lam, President, CEO
                                   and Chairman of Board Directors